UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2012 (May 30, 2012)
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1600 Sunflower Ave, Second Floor, Costa Mesa, CA		92626
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (714) 431-4000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the Annual Meeting of Stockholders (the “2012 Annual Meeting”) of Pacific Premier Bancorp, Inc. (the “Company”) held on May 30, 2012, the Company’s stockholders, upon recommendation of the Company’s Board of Directors (the “Board”), approved the Company’s 2012 Long-Term Incentive Plan (the “2012 Incentive Plan”).  As a result of the 2012 Incentive Plan being adopted and approved by stockholders at the 2012 Annual Meeting, no further awards will be made under the Company’s existing 2004 Long-Term Incentive Plan (the “2004 Incentive Plan”); however, equity awards that were granted under the 2004 Incentive Plan prior to stockholder approval of the 2012 Incentive Plan will remain outstanding in accordance with their terms. The 2012 Incentive Plan is described in further detail in the Company’s definitive proxy statement for the 2012 Annual Meeting filed with the U.S. Securities and Exchange Commission on April 16, 2012 (the “Definitive Proxy Statement”), and the full text of the 2012 Incentive Plan, attached as Exhibit 10.1 to this Current Report on Form 8-K, is incorporated herein by reference. The form of Incentive Stock Option Award Agreements, Non-Qualified Stock Option Award Agreements and Restricted Stock Award Agreements to be used in connection with awards made under the 2012 Incentive Plan are attached as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

In connection with the Board’s approval of certain amendments to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), the Board also adopted on March 28, 2012 conforming and other amendments to the Company's Bylaws, as amended (the “Bylaws”). These amendments to the Bylaws became effective and were incorporated, together with all prior amendments of the Bylaws, into the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”) immediately upon effectiveness of the amendments to the Certificate of Incorporation that were approved by stockholders at the 2012 Annual Meeting.  The Company’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), which incorporates all of the amendments to the Certificate of Incorporation, became effective on May 31, 2012.  Accordingly, the Amended and Restated Bylaws became effective on May 31, 2012.

The Amended and Restated Bylaws incorporates the following amendments: (i) removing the requirement for a classified Board with directors serving three-year terms and replacing it with a provision that provides for the election of all directors at each annual meeting of the Company’s stockholders and for such directors to serve for a term of one year and until his or her successor is duly elected and qualified; (ii) reducing the supermajority vote required by stockholders to amend the Amended and Restated Bylaws to conform to the vote requirement set forth in the Company’s Amended and Restated Certificate of Incorporation; (iii) expressly providing for the issuance of uncertificated stock of the Company; (iv) incorporating all amendments to the Bylaws previously adopted by the Board; and (v) making certain additional conforming changes.  This description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Set forth below are the eleven items that were voted on at 2012 Annual Meeting and the stockholder votes on each such matter, as certified by the 2012 Annual Meeting inspector of election.  Each of the items below is described in further detail in the Definitive Proxy Statement.  Other than the eleven items addressed below and described in the Definitive Proxy Statement, no other item was submitted at the 2012 Annual Meeting for stockholder action.  Each of the eleven items that were voted on at the 2012 Annual Meeting were approved by the Company’s stockholders.

On the record date for the 2012 Annual Meeting, there were 10,329,934 shares of Company common stock issued, outstanding and entitled to vote. Stockholders holding 9,835,428 shares of Company common stock were present at the 2012 Annual Meeting, in person or represented by proxy.

Proposal 1:  Each of the Board’s nominees for director as listed in the Definitive Proxy Statement were elected to serve a three-year term.  The votes were as follows:*

Nominee	Votes For	Votes Against/Withheld	Broker Non-Votes
John D. Goddard	8,441,699	164,508	1,229,221
Joseph L. Garrett	8,444,453	161,754	1,229,221

Proposal 2:  The proposal to amend the Certificate of Incorporation to declassify the Board and provide for the annual election of directors beginning with the Company’s 2013 Annual Meeting of Stockholders was approved, having received the following votes:**

For	Against	Abstain	Broker Non-Votes
8,578,268	17,476	10,462	1,229,221

Proposal 3:  The proposal to amend the Certificate of Incorporation to eliminate the limitation on the ability of stockholders to vote shares of the Company’s common stock above specified ownership thresholds was approved, having received the following votes:**

For	Against	Abstain	Broker Non-Votes
8,560,139	36,172	9,896	1,229,221

Proposal 4:  The proposal to amend the Certificate of Incorporation to reduce various voting thresholds for amending provisions in, and taking certain actions under, the Certificate of Incorporation was approved, having received the following votes:**

For	Against	Abstain	Broker Non-Votes
8,567,895	22,158	16,154	1,229,221

Proposal 5:  The proposal to amend the Certificate of Incorporation to eliminate the current provisions of Article EIGHTH (which governs business combinations with interested stockholders) and replace it with a statement of the Company’s express intention to be governed by Section 203 of the Delaware General Corporation Law was approved, having received the following votes:**

For	Against	Abstain	Broker Non-Votes
8,472,781	116,706	16,720	1,229,221

Proposal 6:  The proposal to amend the Certificate of Incorporation to eliminate Article NINTH (which enumerates factors that the Board may consider in connection with certain proposed corporate transactions) was approved, having received the following votes:***

For	Against	Abstain	Broker Non-Votes
8,559,781	19,706	26,720	1,229,221

Proposal 7:  The proposal to amend the  Certificate of Incorporation to increase the Company’s authorized shares of common stock from 15,000,000 to 25,000,000 shares was approved, having received the following votes:***

For	Against	Abstain	Broker Non-Votes
9,051,856	448,763	228,034	106,775

Proposal 8:  The compensation of the Company’s Named Executive Officers was approved, on a non-binding advisory basis, having received the following votes:****

For	Against	Abstain	Broker Non-Votes
8,301,734	207,961	96,512	1,229,221

Proposal 9:  Future advisory votes to be conducted on an annual basis regarding the Named Executive Officer (as defined in the Definitive Proxy Statement) compensation was approved, on a non-binding advisory basis, having received the following votes:*****

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
8,245,424	206,521	128,090	26,172	1,229,221

Proposal 10:  The 2012 Incentive Plan was approved, having received the following votes:****

For	Against	Abstain	Broker Non-Votes
8,400,994	103,259	101,954	1,229,221

Proposal 11:  The appointment of Vavrinek, Trine, Day, & Co., LLP as independent auditors of the Company for the fiscal year ending December 31, 2012 was ratified, having received the following votes:****

For	Against	Abstain	Broker Non-Votes
9,667,242	74531	93,655	0
___________
* The two (2) director nominees who received the greatest number of votes cast for director nominees were elected. Withheld votes were not counted either “for” or “against” the nominee. Abstentions were not counted in the election of directors and did not affect the outcome.  The election of directors is considered a “non-routine” item upon which brokerage firms are not permitted to vote in their discretion on behalf of their clients if such clients did not furnished voting instructions. Therefore, broker “non-votes” were not considered in determining whether a nominee received the affirmative vote of a plurality of the shares.

**The affirmative vote of holders of at least 80% of the Company’s outstanding shares was required to approve the proposal.  Abstentions had the same effect as a vote against the approval of the proposal. The proposal is considered a “non-routine” item upon which brokerage firms could not vote in their discretion on behalf of their clients if such clients did not furnished voting instructions. Therefore, broker “non-votes” had the same effect as a vote against the approval of the proposal.

*** The affirmative vote of holders of at least the majority of our outstanding shares is required to approve the proposal.  Abstentions had the same effect as a vote against the approval of the proposal. The proposal is considered a “non-routine” item upon which brokerage firms could not vote in their discretion on behalf of their clients if such clients did not furnished voting instructions. Therefore, broker “non-votes” had the same effect as a vote against the approval of the proposal.

**** The affirmative vote of holders of at least the majority of the shares for which votes are cast at the 2012 Annual Meeting is required to approve the proposal.  Abstentions and broker non-votes were not counted as votes cast and, therefore, did not affect the proposal.

***** The frequency that receives the highest number of votes cast at the 2012 Annual Meeting constitutes the non-binding advisory recommendation of the stockholders as to the frequency of future advisory votes on the Named Executive Officer compensation.  Abstentions and broker non-votes were not counted as votes cast and, therefore, did not affect the proposal.

Based on the results of the stockholder votes on Proposal 9 above, and as recommended by the Board, the Company has determined that an advisory vote on executive compensation will be submitted to stockholders on an annual basis until the next required advisory vote on the frequency of stockholder votes on executive compensation.

ITEM 8.01  OTHER EVENTS

On March 28, 2012, the Board approved certain amendments to the Certificate of Incorporation, subject to approval by the Company’s stockholders.  The Company’s stockholders approved these amendments at the 2012 Annual Meeting. These amendments to the Certificate of Incorporation, which are noted in Item 5.07 above (Proposals 2 through 7) and more fully described in the Definitive Proxy Statement, are reflected, along with all prior amendments to the Certificate of Incorporation, in the Amended and Restated Certificate of Incorporation, which became effective May 31, 2012 upon the filing thereof with the Delaware Secretary of State.  The full text of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

As described in the Definitive Proxy Statement, in order to effect the declassification of the Board, directors whose terms are scheduled to expire at the Company’s 2014 and 2015 Annual Meetings of Stockholders will resign from the Board, and the remaining directors will reappoint each of the resigning directors for one-year terms of office which expire at the 2013 Annual Meeting of Stockholders.  The Company anticipates that these directors will resign effective immediately prior to the Board’s June 2012 meeting and be reappointed at that meeting effectively immediately by the remaining directors to serve for one-year terms of office which expire at the 2013 Annual Meeting of Stockholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company, as filed with the Delaware Secretary of State on May 31, 2012

3.2	Amended and Restated Bylaws of the Company, effective as of May 31, 2012

10.1	Pacific Premier Bancorp, Inc. 2012 Long-Term Incentive Plan

10.2	Form of Incentive Stock Option Award Agreement

10.3	Form of Non-Qualified Stock Option Award Agreement

10.4	Form of Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	June 4, 2012	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company, as filed with the Delaware Secretary of State on May 31, 2012

3.2	Amended and Restated Bylaws of the Company, effective as of May 31, 2012

10.1	Pacific Premier Bancorp, Inc. 2012 Long-Term Incentive Plan

10.2	Form of Incentive Stock Option Award Agreement

10.3	Form of Non-Qualified Stock Option Award Agreement

10.4	Form of Restricted Stock Award Agreement